EXHIBIT 4.1

COMMON STOCK                                                        COMMON STOCK

------------                                                        ------------
  NUMBER                                                               SHARES

THIS CERTIFICATE IS TRANSFERABLE             SEE REVERSE FOR CERTAIN DEFINITIONS
    IN NEW YORK, NEW YORK
                                                        CUSIP 209341 10 6

                           CONSOLIDATEDGRAPHICS, INC.

                INCORPORATED UNER THE LAWS OF THE STATE OF TEXAS

This Certifies That

                                    SPECIMEN

is the holder of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01, OF

-----------------------------CONSOLIDATEDGRAPHICS, INC. ------------------------

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares evidenced hereby are issued under and shall be subject to all of the provisions of the Restated Articles of Incorporation of the Corporation and any amendments thereto, copies of which are on file with the Corporation and the Transfer Agent, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
                                     [SEAL]
Dated

/s/ MARY K. COLLINS                                       /s/ JOE R. DAVIS
      Secretary                                         Chief Executive Officer

                        COUNTERSIGNED AND REGISTERED:
                        AMERICAN STOCK TRANSFER & TRUST COMPANY
                        (New York, New York)

                        TRANSFER AGENT
                        AND REGISTRAR

                        /s/
                        AUTHORIZED SIGNATURE

                           CONSOLIDATEDGRAPHICS, INC.

A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OF STOCK OF THE CORPORATION AUTHORIZED TO BE ISSUED, THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES OF THE SHARES OF EACH SERIES OF PREFERRED STOCK OF THE CORPORATION TO THE EXTENT THEY HAVE BEEN FIXED AND DETERMINED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES OF PREFERRED STOCK IS SET FORTH IN ARTICLE IV OF THE RESTATED ARTICLES OF INCORPORATION OF THE CORPORATION OR IN RESOLUTIONS, IF ANY, OF THE BOARD OF DIRECTORS OF THE CORPORATION FIXING AND DETERMINING THE RELATIVE RIGHTS AND PREFERENCES OF SERIES OF PREFERRED STOCK, COPIES OF WHICH RESTATED ARTICLES OF INCORPORATION AND RESOLUTIONS, IF ANY, ARE ON FILE IN THE OFFICE OF THE SECRETARY OF STATE OF THE STATE OF TEXAS UNDER ARTICLE IX OF SAID RESTATED ARTICLES OF INCORPORATION. NO HOLDER OF ANY STOCK OF THE CORPORATION HAS ANY PREEMPTIVE RIGHT TO ACQUIRE UNISSUED OR TREASURY SHARES OF THE CORPORATION. THE CORPORATION WILL FURNISH A COPY OF SAID ARTICLES IV AND IX OF ITS RESTATED ARTICLES OF INCORPORATION AND SAID RESOLUTIONS, IF ANY, TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS IN HOUSTON, TEXAS.

     The following abbreviations, when used in the incription on the face of this certificate, shall be construed as through they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common       UNIF GIFT MIN ACT-_______ Custodian______
TEN ENT -- as tenants by the entireties                  (Cust)          (Minor)
JT TEN  -- as joint tenants with right of
           survivorship and not as tenants         under Uniform Gifts to Minors
           in common                               Act__________________________
                                                               (State)

    Additional abbreviations may also be sued though not in the above list.

      For Value Received,_______________________________________________________
hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________

________________________________________________________________________________
  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares

of the common stock represented by the within Certificate, and do(es) hereby irrevocably consitute and appoint ______________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated__________________________________

       NOTICE:
THE SIGNATURE(S) TO THIS            X___________________________________________
ASSIGNMENT MUST CORRES-                             (SIGNATURE)
POND WITH THE NAME(S) AS
WRITTEN UPON THE FACE OF            X___________________________________________
THE CERTIFICATE IN EVERY                            (SIGNATURE)
PARTICULAR WITHOUT ALTER-
ATION OR ENLARGEMENT OR
ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED

BY:_______________________________________________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
--------------------------------------------------------------------------------